UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2009

DELCATH SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State of Incorporation)	001-16133 (Commission File Number)	06-1245881 (IRS Employer Identification No.)

600 FIFTH AVENUE, 23rd FLOOR NEW YORK, NEW YORK (Address of Principal Executive Offices)	10020 (Zip Code)

    Registrant’s telephone number, including area code: (212) 489-2100

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

   Item 1.01 Entry into a Material Definitive Agreement.

    On September 1, 2009, Delcath Systems, Inc. (the "Company") entered into a lease with option to purchase (the "Lease") with Fitzgerald Brothers Beverages, Inc. (the "Landlord"), for the real property and a free standing building thereon, containing approximately 10,320 square feet located at 566 Queensbury Avenue, Kingsbury, New York (the "Facility"). The Facility will house the Company's manufacturing operations. The term of the Lease commenced on September 1, 2009 and will end on the earlier of (i) the date the Company exercises (if at all) its option to purchase the Facility and (ii) August 31, 2012. Base rent on the Lease is $51,600 per year, payable, in advance, in equal monthly installments of $4,300 on the first day of each month during the term of the Lease.  The Company will also pay as additional rent all real estate taxes and operating expenses, which include all costs of operating, maintaining, and repairing the leased Facility. The Company has an option to purchase the Facility upon delivery of written notice to Landlord at least 120 days prior to expiration of the Lease term.  The purchase price for the Facility is $400,000 if the Company acquires the Facility by September 1, 2010, $425,000 if the Company acquires the Facility by September 1, 2011, and $440,000 if the Company acquires the Facility by September 1, 2012.

The foregoing description of the Lease is qualified in its entirety by reference to the Lease, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

   Item 8.01 Other Events.

    On August 31, 2009, Delcath Systems, Inc. (the "Company") issued a press release announcing that the U.S. Food & Drug Administration granted Delcath's request for orphan drug designation for doxorubicin for the treatment of hepatocellular carcinoma (HCC), also known as primary liver cancer.  The press release is included in Exhibit 99.1 to this Current Report on Form 8-K.

    On September 3, 2009, Delcath Systems, Inc. (the "Company") issued a press release announcing its entry into a lease with option to purchase, and its anticipated timeline for hiring employees for its Queensbury, New York facility and its expected use and operations of the facility. The press release is included in Exhibit 99.2 to this Current Report on Form 8-K.

   Item 9.01 Financial Statements and Exhibits.

    (d) Exhibits.                      The following exhibits are filed with the report on Form 8-K:

Exhibit Number	Description of Exhibit
10.1 99.1 99.2
Lease with Option to Purchase dated September 1, 2009, between Delcath Systems, Inc. and Fitzgerald Brothers Beverages, Inc.
Press Release of Delcath Systems, Inc. dated August 31, 2009
Press Release of Delcath Systems, Inc. dated September 3, 2009

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Date:  September 3, 2009

DELCATH SYSTEMS, INC. By: /s/ Eamonn Hobbs Name: Eamonn Hobbs Title: Chief Executive Officer